UNITED STATES SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2009 (April 15, 2009)

AMERICAN SECURITY RESOURCES CORPORATION
(Formerly Kahuna Network Security Inc.)
(Formerly Computer Automation Systems, Inc.)
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27419	90-0179050
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

19 Briar Hollow Lane, Ste 125 Houston, Tx	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 713-465-1001

Former name or former address, if changed since last report: former address 9601 Katy Freeway, ste 220, Houston, Tx, 77024

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 15, 2009, American Security Resources Corp. (the “Company”)  filed a Form 8K reporting Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.  The Company's certified public account, Mr. Clay Thomas, has provided the attached letter as confirmation that he is in agreement with the Company's assertion that there are some miscalculations regarding the calculation of retained earnings. This letter of agreement from Mr. Thomas has been attached herewith as Exhibit 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SECURITY RESOURCES CORPORATION
Date: May 1, 2009	By: /s/ Frank Neukomm
Frank Neukomm, CEO